Exhibit 10.59

AMENDMENT NO. 1 TO COMMON STOCK SALES AGREEMENT

March 10, 2021

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, NY 10022

Ladies and Gentlemen:

XOMA Corporation, a Delaware corporation (the “Company”), together with H.C. Wainwright & Co., Inc. (the “Agent”), are parties to that certain Common Stock Sales Agreement dated December 18, 2018 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  The Company and the Agent desire to amend the Original Agreement as set forth in this Amendment No. 1 thereto (this “Amendment) as follows (to be effective as set forth in paragraph 5 below):

1.With respect to issuances of Placement Shares that occur on or after the date this Amendment No. 1 to Common Stock Sales Agreement becomes effective, reference to the “Registration Statement” in the Original Agreement shall refer to the registration statement on Form S-3, as amended, filed with the Securities and Exchange Commission on March 10, 2021 (“New Registration Statement”).

2.The second paragraph of Section 1 of the Original Agreement is hereby deleted and replaced with:

“The Company has filed or shall file, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3, including a base prospectus, relating to certain securities, including the Common Stock to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. The Company has prepared a prospectus included as part of the registration statement, which relates to the Placement Shares to be issued from time to time by the Company pursuant to this Agreement (the “ATM Prospectus”) and shall, if necessary, prepare a prospectus supplement to the base prospectus included as part of the registration statement, which relates to the Placement Shares (a “Prospectus Supplement”). The Company will furnish to HCW, for use by HCW, copies of the prospectus included as part of such registration statement, as supplemented by a Prospectus Supplement, if any, relating to the Placement Shares to be issued from time to time by the Company. The Company may file, if necessary, one or more additional registration statements from time to time that will contain a base prospectus and related prospectus or prospectus supplement, if applicable (which shall be a Prospectus Supplement), with

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respect to the Placement Shares. Except where the context otherwise requires, such registration statement(s), and any post-effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement(s) pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The ATM Prospectus together with the base prospectus or base prospectuses, including all documents incorporated or deemed incorporated therein by reference, included in the Registration Statement, as it may be supplemented by a Prospectus Supplement, in the form in which such prospectus or prospectuses and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any then issued “issuer free writing prospectus(es),” as defined in Rule 433 promulgated under the Securities Act, relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(1), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 533(g), is herein called the “Prospectus.”

3.All references to “December 18, 2018” set forth in Schedule 1 and Exhibit 7(l) of the Original Agreement are revised to read “December 18, 2018 (as amended by Amendment No. 1, dated March 10, 2021)”.

4.Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

5.This Amendment No. 1 shall become effective upon the date that the Company’s registration statement on Form S-3 initially filed with the Commission on March 10, 2021 is declared effective under the Securities Act.

6.This Amendment together with the Original Agreement (including all exhibits attached hereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the Agent.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Amendment. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

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7.EACH OF THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES) AND THE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8.THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

9.Each of the Company and the Agent agrees that any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 14 of the Original Agreement, as amended by this Amendment, shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company and the Agent irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

10.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission or electronic transmission (e.g., PDF).

[Remainder of Page Intentionally Blank]

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If the foregoing correctly sets forth the understanding between the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this Amendment shall constitute a binding amendment to the Original Agreement between the Company and the Agent.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By:/s/ Mark W. Viklund

Name: Mark W. Viklund

Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Common Stock Sales Agreement]

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ACCEPTED as of the date

first-above written:

XOMA CORPORATION

By:/s/ Thomas Burns

Name: Thomas Burns

Title: SVP Finance and Chief Financial Officer

[Signature Page to Amendment No. 1 to Common Stock Sales Agreement]

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